MERRILL LYNCH
                                                                FUND FOR
                                                                TOMORROW, INC.

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                January 31, 1998

                      MERRILL LYNCH FUND FOR TOMORROW, INC.

Concept Sectors

As a Percentage of Net Assets
As of January 31, 1998

Pie graph depicting Concept Sectors As a Percentage of Net Assets
As of January 31, 1998

Computer Technologies               10.6%
Demographic Trends                   5.9%
Developing Foreign Economies         3.6%
Future Retailing                     1.0%
Global Market Expansion             10.1%
Healthcare Cost Containment         16.2%
Industrial Outsourcing               3.6%
Industrial Renaissance               8.7%
Multimedia                           8.3%
Next Generation Technology           4.4%
Strategic Growth Opportunities       8.8%
Telecommunications                   9.0%
Cash*                                9.8%

*Net of other assets less liabilities.

Growth Stock Characteristics as of January 31, 1998

Bar graph depicting Growth Stock Characteristics as of January 31, 1998 as a % of Equity Holdings:

Emerging Growth             3.1%             8.1%
Established Growth         20.8%            18.8%
Stable Growth              24.1%            25.1%

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

DEAR SHAREHOLDER

Volatility continued to highlight stock and bond markets worldwide during the quarter ended January 31, 1998. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and South Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

As 1998 progresses, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. The uncertainties created by the ongoing developments in Asia--combined with the absence of inflationary pressures and the prospect of a balanced Federal budget--have kept monetary policy "on hold" for the present. It remains to be seen whether the trends of moderate economic growth and low inflation will continue, which would make it unlikely that the Federal Reserve Board would tighten monetary policy early in the new year.

Portfolio Strategy

During the quarter ended January 31, 1998, our investment strategy was predicated, in part, on the possibility of continued economic volatility in Asia and other emerging markets. While the Fund's exposure to these regions was relatively limited, we were primarily concerned that the Asian financial crisis potentially could have a broader impact on US and European economies and stock markets. Coupled with a generally more cautious outlook for corporate earnings as the US economic expansion slows, these concerns guided our investment activity toward reducing risk and maintaining an above-average representation in stable growth stocks. While this strategy helped the portfolio perform better than the unmanaged NASDAQ Industrial Index, which declined 4.41% for the three-month period ended January 31, 1998, the severe weakness in our Latin America holdings and selected smaller-capitalization stocks caused the Fund to underperform the unmanaged Standard & Poor's 500 Composite Index (S&P 500), which had a total return of +7.62% for the same period. For the January quarter, Merrill Lynch Fund For Tomorrow, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -1.24%, -1.54%, -1.55% and -1.33%, respectively. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 5-7 of this report to shareholders.)

For the most part, in response to our more cautious investment strategy, we eliminated or reduced holdings that appeared to be vulnerable to increased stock market volatility. This approach resulted in the sale of Petroleo Brasileiro S.A.--Petrobras, Telecomunicacoes do Rio de Janeiro S.A.--Telerj and a reduction of Avipal S.A.--Avicultura e Agropecuaria, which largely comprised our Latin American investments. In other areas of the portfolio, sales were primarily concentrated among smaller holdings and companies where earnings growth had become less certain as a result of concerns of a more difficult economic environment. We also took advantage of the recent strong price appreciation among larger holdings such as COMPAQ Computer Corp. and International Business Machines Corp. Partial sales of these issues enabled us to take interim profits while still maintaining significant weightings in these key long-term positions.

As we have noted in recent shareholder reports, our approach to new positions in the portfolio is based on taking advantage of buying opportunities when attractive fundamentals may have been overlooked amidst

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

stock market uncertainty. Based on this value-oriented approach, we added Gucci Group N.V., a rapidly growing global retailer of upscale apparel and accessories, to the portfolio. Although the company's growth has been temporarily interrupted in Asia, its longer-term outlook remains excellent and its recent share price valuation was attractive, in our view. Similarly, price weakness in Networks Associates, Inc., a leader in network management and computer security systems, presented us with an opportunity to purchase a company with the potential for 30%-40% earnings growth at well below recent share price levels.

Fiscal Year in Review

Throughout the fiscal year ended January 31, 1998, worldwide financial markets were influenced by a divergence of economic activity among different geographic regions. While Asia and Japan were showing signs of weakness, most of the economies in Europe and Latin America were relatively strong. In the United States, a continuation of unprecedented economic expansion defied most forecasts of an imminent slowdown. In addition, the absence of widely predicted higher inflation and interest rates also seemed to bolster stock prices. Accordingly, despite strength in some selected foreign markets, the US equity markets sharply outperformed other geographic areas. In general, Merrill Lynch Fund For Tomorrow, Inc. maintained a moderately aggressive portfolio strategy throughout the year, with an average invested position of over 95% in common stocks. Moreover, a below-average weighting in foreign securities relative to the Fund's recent years helped concentrate the Fund's assets in the more attractive US stock market.

Despite the strong performance of the US stock market overall, there was a significant contrast in performance of larger-capitalization stocks and the smaller-capitalization sectors. This was clearly indicated by the 26.89% gain in the S&P 500 for the year ended January 31, 1998, compared to the 4.64% rise in the NASDAQ Industrial Index for the same period. Much of this performance differential can be attributed to a persistently cautious economic outlook, which tended to favor larger companies with potentially more stable earnings growth. Our investment strategy throughout the year reflected this overall stock market environment, and led to a gradual reduction of holdings within the emerging growth sectors of the portfolio and an increase of the more stable growth sectors.

As the fiscal year progressed, we attempted to adjust the structure of the portfolio according to the rapidly changing economic outlook and in anticipation of possible future developments in the financial markets. Contrary to general expectations, we were favorably impressed with the potential for continued strong earnings growth within the technology sector. Therefore, we continued to emphasize investments in our computer technology concept and other related holdings. Some of the outstanding stock price performances achieved in this group were COMPAQ Computer Corp., +74%; Sun Microsystems, Inc., +52%; Philips Electronics, N.V., +66%; and International Business Machines Corp., +22%. However, the greatest contribution to the Fund's overall investment performance in fiscal 1997 came from investments in the healthcare cost containment concept. In past years, the Fund has typically overweighted this sector based on its relatively unique combination of stable earnings growth, excellent long-term fundamentals and defensive characteristics. With over 20% of net assets in this concept at the beginning of the year, an average price appreciation among the Fund's holdings of over 40% for the 12-month period ended January 31, 1998 confirmed the benefits of overweighting this sector.

While the performance achieved by our larger concept sectors provided the major contribution to the total return of the Fund during the year, there were disappointments in other sectors. The direct impact of currency problems in Asia had relatively little direct effect on the Fund because of its limited exposure to stocks in that region. However, the concern that similar problems might surface in Latin America caused those equity markets to weaken significantly. Although representing under 6% of portfolio assets at mid-year, the severe price correction in most of these holdings had a proportionately larger impact on overall performance. While the longer-range outlook for the Latin America region remains attractive, continued near-term uncertainties caused us to reduce the Fund's exposure. Other disappointments were

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

primarily in our next generation technology concept. Because most companies in this sector inherently require a long-term investment time horizon, the persistent uncertainty regarding the economic outlook throughout the year tended to limit investor interest in stocks with lower earnings predictability. Overall, throughout most of the year, the Fund's investment performance generally tracked between the unmanaged S&P 500 and the unmanaged NASDAQ Industrial Index. For the year ended January 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +12.43%, +11.20%, +11.15% and +12.07%, respectively.

As we move forward into fiscal 1998, we believe that Merrill Lynch Fund for Tomorrow, Inc. has significant opportunities to achieve its long-term capital appreciation objective. The possibility of more stable economic conditions in emerging markets and continued low inflation with moderate growth in the United States suggest a generally favorable investment environment. However, our optimism is somewhat tempered by the increasing difficulty that companies may have in producing earnings growth comparable to a year ago when the economy was expanding rapidly. The Fund's current structure, which emphasizes more stable growth companies, and a current investment strategy emphasizing attractive valuations, should be especially well suited to a potentially more volatile stock market in the months ahead.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Fund For Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel
Arthur Zeikel
President


/s/ Vincent P. Dileo
Vincent P. Dileo
Senior Vice President and Portfolio Manager

March 10, 1998

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                           12 Month      3 Month
                                                           1/31/98   10/31/97    1/31/97   % Change     % Change
=================================================================================================================
ML Fund For Tomorrow, Inc. Class A Shares*                 $15.61     $19.13     $17.16    +10.13%(1)   -2.76%(2)
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class B Shares*                  15.01      18.35      16.59    +10.28(1)    -1.92(2)
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class C Shares*                  14.94      18.21      16.47    +10.66(1)    -1.55(2)
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class D Shares*                  15.52      19.01      17.09    +10.05(1)    -2.62(2)
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                              980.28     914.62     786.16    +24.69       +7.18
-----------------------------------------------------------------------------------------------------------------
NASDAQ Industrial Index**                                1,212.74   1,268.69   1,159.01    + 4.64       -4.41
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                   +12.43(3)    -1.24(4)
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                   +11.20(5)    -1.54(6)
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                   +11.15(7)    -1.55(2)+
-----------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                   +12.07(8)    -1.33(9)
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index--Total Return**                                                +26.89       +7.62
=================================================================================================================

* Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
** An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
+   Ordinary income dividend is less than $0.001 per share.
(1) Percent change includes reinvestment of $3.224 per share capital gains distributions.
(2) Percent change includes reinvestment of $2.926 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.383 per share ordinary income dividends and $3.224 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.284 per share ordinary income dividends and $2.926 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.150 per share ordinary income dividends and $3.224 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.069 per share ordinary income dividends and $2.926 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.079 per share ordinary income dividends and $3.224 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.336 per share ordinary income dividends and $3.224 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.240 per share ordinary income dividends and $2.926 per share capital gains distributions.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index:

                                           10/26/88**                    1/98
                                           ----------                    ----

ML Fund For Tomorrow, Inc.+--
Class A Shares*                             $ 9,475                    $28,625
S&P 500 Index++                             $10,000                    $45,230

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the S&P 500 Index:

                                              1/88                       1/98
                                              ----                       ----

ML Fund For Tomorrow, Inc.+--
Class B Shares*                             $10,000                    $32,314
S&P 500 Index++                             $10,000                    $50,873

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
+ ML Fund For Tomorrow, Inc. invests in a quality-oriented portfolio of securities of companies that the Fund's management believes are well positioned to benefit from demographic and cultural changes, primarily as they affect future consumer markets in the United States and, to a lesser extent, foreign consumer markets. The Fund invests primarily in common stocks but may invest in convertible securities, preferred stocks and bonds.
++ This unmanaged broad-based Index is comprised of common stocks. Past performance is not predictive of future performance.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment (concluded)

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index:

                                           10/26/88**                   1/98
                                           ----------                   ----

ML Fund For Tomorrow, Inc.+--
Class C Shares*                             $10,000                    $16,500
ML Fund For Tomorrow, Inc.+--
Class D Shares*                             $ 9,475                    $16,130
S&P 500 Index++                             $10,000                    $22,663

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of operations.
+ ML Fund For Tomorrow, Inc. invests in a quality-oriented portfolio of securities of companies that the Fund's management believes are well positioned to benefit from demographic and cultural changes, primarily as they affect future consumer markets in the United States and, to a lesser extent, foreign consumer markets. The Fund invests primarily in common stocks but may invest in convertible securities, preferred stocks and bonds.
++ This unmanaged broad-based Index is comprised of common stocks. Past performance is not predictive of future performance.

Average Annual Total Return

                                    % Return Without        % Return With
                                      Sales Charge          Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/97                     +21.81%                +15.41%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97               +12.77                 +11.56
--------------------------------------------------------------------------------
Inception (10/26/88)
through 12/31/97                        +12.83                 +12.17
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

================================================================================
                                     % Return                  % Return
                                    Without CDSC              With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/97                     +20.60%                +19.61%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/97                        +17.14                 +17.14
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                     % Return                  % Return
                                    Without CDSC              With CDSC**
================================================================================
   Class B Shares*
================================================================================
Year Ended 12/31/97                     +20.59%                +16.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97               +11.61                 +11.61
--------------------------------------------------------------------------------
Ten Years Ended 12/31/97                +13.17                 +13.17
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                   % Return Without           % Return With
                                     Sales Charge             Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/97                     +21.53%                +15.15%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/97                        +18.27                 +16.29
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

SCHEDULE OF INVESTMENTS

                         Shares                                                                 Value    Percent of
Concept Tomorrow          Held                    Stocks                          Cost        (Note 1a)  Net Assets
-------------------------------------------------------------------------------------------------------------------
Computer Technologies
-------------------------------------------------------------------------------------------------------------------
Personal Computers       400,000   COMPAQ Computer Corp.                      $  3,045,990  $ 12,025,000    3.9%
Personal Computers       100,000  +Gateway 2000, Inc.                            3,347,740     3,768,750    1.2
Systems                   50,000  +Networks Associates, Inc.                     2,524,250     2,700,000    0.9
Systems                  300,000  +Silicon Graphics, Inc.                       11,151,240     4,650,000    1.5
Systems                  200,000  +Sun Microsystems, Inc.                        5,396,880     9,587,500    3.1
                                                                              ------------  ------------  ------
                                                                                25,466,100    32,731,250   10.6
-------------------------------------------------------------------------------------------------------------------
Demographic Trends
-------------------------------------------------------------------------------------------------------------------
Home Furnishings          50,000   American Woodmark Corporation                 1,037,187     1,037,500    0.3
Healthcare               200,000  +HEALTHSOUTH Corp.                             3,537,000     4,487,500    1.4
Pollution Technology     550,000  +Philip Services Corp.                         5,122,752     4,537,500    1.5
Insurance                200,000   Torchmark Corp.                               4,206,236     8,312,500    2.7
                                                                              ------------  ------------  ------
                                                                                13,903,175    18,375,000    5.9
-------------------------------------------------------------------------------------------------------------------
Developing Foreign Economies
-------------------------------------------------------------------------------------------------------------------
Food & Beverage      980,000,000   Avipal S.A.--Avicultura e Agropecuaria        4,130,033     1,658,059    0.5
Telecommunications       105,000   Compania Anonima Nacional Telefonos
                                   de Venezuela (ADR)*                           2,415,000     3,858,750    1.3
Specialty Services     1,000,000   National Mutual Asia Ltd.                       940,132       840,010    0.3
Holding Company          200,000  +Quinenco S.A. (ADR)*                          3,755,087     1,950,000    0.6
Building Materials       100,000  +Royal Group Technologies Ltd.                 1,047,206     2,463,729    0.8
Telecommunications           477   SK Telecom Co. (Ordinary)                       533,107       250,141    0.1
                                                                              ------------  ------------  ------
                                                                                12,820,565    11,020,689    3.6
-------------------------------------------------------------------------------------------------------------------
Future Retailing
-------------------------------------------------------------------------------------------------------------------
Retail Apparel            40,000  +The Children's Place Retail Stores, Inc.        560,000       290,000    0.1
Specialty Retail         188,900  +OfficeMax, Inc.                               2,027,656     2,762,663    0.9
                                                                              ------------  ------------  ------
                                                                                 2,587,656     3,052,663    1.0
-------------------------------------------------------------------------------------------------------------------
Global Market Expansion
-------------------------------------------------------------------------------------------------------------------
Cosmetics                174,400   Avon Products, Inc.                           6,259,222    10,464,000    3.4
Electrical Equipment      74,760   General Electric Company                      2,278,626     5,793,900    1.9
Specialty Retailing       50,000   Gucci Group N.V. (NY Registered Shares)       1,896,750     1,990,625    0.6
Machinery                  9,800   Kubota Corp. (ADR)*                           1,259,888       588,000    0.2
Food & Beverage          160,000   PepsiCo, Inc.                                 2,438,212     5,770,000    1.9
Electronics              100,000   Philips Electronics N.V.
                                   (NY Registered Shares)                        4,983,486     6,662,500    2.1
                                                                              ------------  ------------  ------
                                                                                19,116,184    31,269,025   10.1
-------------------------------------------------------------------------------------------------------------------
Healthcare Cost Containment
-------------------------------------------------------------------------------------------------------------------
Pharmaceuticals          133,333   Astra AB (ADR)*                               1,781,250     2,416,661    0.8
Pharmaceuticals          100,000   Bristol-Myers Squibb Co.                      3,953,500     9,968,750    3.2
Pharmaceuticals          100,000   Lilly (Eli) and Company                       2,286,050     6,750,000    2.2
Pharmaceuticals          100,900   Merck & Co., Inc.                             4,001,062    11,830,525    3.8
Pharmaceuticals           50,000   Novartis AG (ADR)*                            1,942,188     4,268,750    1.4
Information Services     300,000  +Physician Computer Network, Inc.              3,074,250     1,237,500    0.4
Pharmaceuticals          100,800   Schering-Plough Corp.                           580,167     7,295,400    2.4
Pharmaceuticals          107,500  +Sequus Pharmaceuticals, Inc.                  1,263,437       886,875    0.3
Medical Devices          100,000   United States Surgical Corp.                  6,799,013     2,856,250    0.9
Medical Services         100,000  +Vencor, Inc.                                  3,194,630     2,450,000    0.8
                                                                              ------------  ------------  ------
                                                                                28,875,547    49,960,711   16.2
===================================================================================================================

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

                         Shares                                                                 Value    Percent of
Concept Tomorrow          Held                    Stocks                          Cost        (Note 1a)  Net Assets
-------------------------------------------------------------------------------------------------------------------
Industrial Outsourcing
-------------------------------------------------------------------------------------------------------------------
Information Services       50,000  +Ceridian Corp.                            $  1,959,250  $  2,265,625    0.7%
Systems                    50,000  +Computer Sciences Corporation                3,878,500     4,243,750    1.4
Specialty Services        250,000  +Sitel Corporation                            3,939,288     2,265,625    0.7
Computer Software          50,000  +Sterling Commerce, Inc.                      1,838,339     1,815,625    0.6
Aerospace & Defense        19,700  +Triumph Group, Inc.                            534,070       733,825    0.2
                                                                              ------------  ------------  ------
                                                                                12,149,447    11,324,450    3.6
-------------------------------------------------------------------------------------------------------------------
Industrial Renaissance
-------------------------------------------------------------------------------------------------------------------
Aerospace & Defense        50,000   The Boeing Company                           2,645,250     2,378,125    0.7
Transportation             75,000   Delta Air Lines, Inc.                        5,782,613     8,559,375    2.8
Automotive                100,000   General Motors Corp.                         3,964,542     5,793,750    1.9
Information Systems       100,000   International Business Machines Corp.        2,834,250     9,868,750    3.2
Aerospace & Defense         6,377   Raytheon Company (Class A) (a)                 226,358       326,024    0.1
                                                                              ------------  ------------  ------
                                                                                15,453,013    26,926,024    8.7
-------------------------------------------------------------------------------------------------------------------
Multimedia
-------------------------------------------------------------------------------------------------------------------
Broadcasting Services     200,000   Carlton Communications PLC (ADR)*            7,266,875     6,975,000    2.3
Components                150,000   Harman International Industries Inc.         6,836,788     5,868,750    1.9
Information Services      400,000  +OzEmail, Ltd. (ADR)*                         4,632,341     3,200,000    1.0
Cable Television          150,000  +Tele-Communications Liberty Media Group
                                    (Series A)                                   2,675,003     5,371,875    1.8
Publishing Services       150,000  +World Color Press Inc.                       3,056,000     4,125,000    1.3
                                                                              ------------  ------------  ------
                                                                                24,467,007    25,540,625    8.3
-------------------------------------------------------------------------------------------------------------------
Next Generation Technology
-------------------------------------------------------------------------------------------------------------------
Pollution Technology      400,000  +Molten Metal Technology, Inc.                6,605,221       150,000    0.0
Environmental Equipment   119,400  +Thermo Ecotek Corp.                          1,281,614     2,074,575    0.7
Multi-Industry            230,000  +Thermo Electron Corp.                        4,937,738     8,970,000    2.9
Medical Devices           100,000  +Thermotrex Corp.                             1,586,723     1,800,000    0.6
Components                150,000  +Voice Control Systems Inc.                     834,037       618,750    0.2
                                                                              ------------  ------------  ------
                                                                                15,245,333    13,613,325    4.4
-------------------------------------------------------------------------------------------------------------------
Strategic Growth Opportunities
-------------------------------------------------------------------------------------------------------------------
Pharmaceuticals           100,000   American Home Products Corp.                 3,875,049     9,543,750    3.1
Leisure & Entertainment   300,000  +Galoob (Lewis) Toys, Inc.                    4,238,645     2,681,250    0.9
Specialty Services        100,000   Household International, Inc.                6,712,565    12,450,000    4.0
Retail                     88,400  +Toys `R' Us, Inc.                            2,700,054     2,370,225    0.8
                                                                              ------------  ------------  ------
                                                                                17,526,313    27,045,225    8.8
-------------------------------------------------------------------------------------------------------------------
Telecommunications
-------------------------------------------------------------------------------------------------------------------
Telecommunications        100,000  +ADC Telecommunications, Inc.                 2,867,500     1,906,250    0.6
Telecommunications        200,000   Alcatel Alsthom Cie Generale
                                    d'Electricite S.A. (ADR)*                    5,087,260     5,212,500    1.7
Components                120,000  +Andrew Corp.                                 2,299,683     3,300,000    1.1
Telecommunications        300,000   Inter-Tel Inc.                               2,153,750     7,500,000    2.4
Components                100,000   Nokia Corp. AB (ADR)*                        3,778,500     7,600,000    2.5
Telecommunications        100,000  +RSL Communications, Ltd. (Class A)           2,200,000     2,200,000    0.7
                                                                              ------------  ------------  ------
                                                                                18,386,693    27,718,750    9.0
===================================================================================================================
                                    Total Stocks                               205,997,033   278,577,737   90.2
===================================================================================================================

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                          Face                                                                 Value     Percent of
                         Amount              Short-Term Securities                Cost       (Note 1a)   Net Assets
===================================================================================================================
Commercial            $ 7,000,000   Apreco, Inc., 5.47% due 3/02/1998           $ 6,968,092   $ 6,968,092    2.3%
Paper**                13,978,000   Associates Corp. of North America, 5.61%
                                    due 2/02/1998                                13,973,643    13,973,643    4.5
                        5,000,000   Fleet Funding Corp., 5.50% due 3/02/1998      4,977,083     4,977,083    1.6
===================================================================================================================
                                    Total Short-Term Securities                  25,918,818    25,918,818    8.4
===================================================================================================================
Total Investments                                                              $231,915,851   304,496,555   98.6
                                                                               ============
Other Assets Less Liabilities                                                                   4,322,044    1.4
                                                                                             ------------  ------
Net Assets                                                                                   $308,818,599  100.0%
                                                                                             ============  ======
===================================================================================================================

*   American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
+   Non-income producing security.
(a) Received as a spin-off from General Motors Corp.
    Categories of companies shown have not been audited by Deloitte & Touche
    LLP.
    See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

FINANCIAL INFORMATION


-----------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 1998
-----------------------------------------------------------------------------------------------------------------
Assets:            Investments, at value (identified cost--$231,915,851) (Note 1a) ..                $304,496,555
                   Cash .............................................................                         234
                   Receivables:
                     Securities sold ................................................  $  5,201,002
                     Capital shares sold ............................................       341,806
                     Dividends ......................................................       111,562     5,654,370
                                                                                       ------------
                   Prepaid registration fees and other assets (Note 1f) .............                      23,372
                                                                                                     ------------
                   Total assets .....................................................                 310,174,531
                                                                                                     ------------
=================================================================================================================
Liabilities:       Payables:
                     Capital shares redeemed ........................................       872,200
                     Investment adviser (Note 2) ....................................       164,843
                     Distributor (Note 2) ...........................................       100,548     1,137,591
                                                                                       ------------
                   Accrued expenses and other liabilities ...........................                     218,341
                                                                                                     ------------
                   Total liabilities ................................................                   1,355,932
                                                                                                     ------------
=================================================================================================================
Net Assets:        Net assets .......................................................                $308,818,599
                                                                                                     ============
=================================================================================================================
Net Assets         Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:        shares authorized ................................................                $     86,840
                   Class B Shares of Common Stock, $0.10 par value, 100,000,000
                   shares authorized ................................................                     404,029
                   Class C Shares of Common Stock, $0.10 par value, 100,000,000
                   shares authorized ................................................                      19,586
                   Class D Shares of Common Stock, $0.10 par value, 100,000,000
                   shares authorized ................................................                   1,492,657
                   Paid-in capital in excess of par .................................                 231,300,803
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net .......................................                   2,933,989
                   Unrealized appreciation on investments and foreign currency
                   transactions--net ................................................                  72,580,695
                                                                                                     ------------
                   Net assets .......................................................                $308,818,599
                                                                                                     ============
=================================================================================================================
Net Asset Value:   Class A--Based on net assets of $13,551,614 and 868,395 shares
                   outstanding ......................................................                $      15.61
                                                                                                     ============
                   Class B--Based on net assets of $60,645,938 and 4,040,291 shares
                   outstanding ......................................................                $      15.01
                                                                                                     ============
                   Class C--Based on net assets of $2,926,135 and 195,858 shares
                   outstanding ......................................................                $      14.94
                                                                                                     ============
                   Class D--Based on net assets of $231,694,912 and 14,926,567 shares
                   outstanding ......................................................                $      15.52
                                                                                                     ============
=================================================================================================================

                   See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

-----------------------------------------------------------------------------------------------------------------
Statement of Operations for the Year Ended January 31, 1998
-----------------------------------------------------------------------------------------------------------------
Investment           Dividends (net of $111,810 foreign withholding tax) ............                $  3,017,973
Income               Interest and discount earned ...................................                   1,337,906
(Notes 1d & 1e):                                                                                     ------------
                     Total income ...................................................                   4,355,879
                                                                                                     ------------
=================================================================================================================
Expenses:            Investment advisory fees (Note 2) ..............................  $  2,263,650
                     Account maintenance and distribution fees--Class B (Note 2) ....       800,509
                     Account maintenance fees--Class D (Note 2) .....................       599,540
                     Transfer agent fees--Class D (Note 2) ..........................       466,112
                     Transfer agent fees--Class B (Note 2) ..........................       196,321
                     Printing and shareholder reports ...............................       113,883
                     Accounting services (Note 2) ...................................        90,076
                     Registration fees (Note 1f) ....................................        69,810
                     Custodian fees .................................................        66,456
                     Professional fees ..............................................        59,995
                     Account maintenance and distribution fees--Class C (Note 2) ....        49,658
                     Transfer agent fees--Class A (Note 2) ..........................        47,598
                     Directors' fees and expenses ...................................        24,196
                     Transfer agent fees--Class C (Note 2) ..........................        13,490
                     Pricing fees ...................................................         1,200
                     Other ..........................................................        40,230
                                                                                       ------------
                     Total expenses .................................................                   4,902,724
                                                                                                     ------------
                     Investment loss--net ...........................................                    (546,845)
                                                                                                     ------------
=================================================================================================================
Realized &           Realized gain (loss) from:
Unrealized Gain        Investments--net .............................................    57,704,612
(Loss) on              Foreign currency transactions--net ...........................       (28,936)   57,675,676
Investments &                                                                          ------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--         Investments--net .............................................   (15,555,112)
Net (Notes 1b,         Foreign currency transactions--net ...........................            17  (15,555,095)
1c, 1e & 3):                                                                           ------------  ------------
                     Net realized and unrealized gain on investments and foreign
                     currency transactions ..........................................                  42,120,581
                                                                                                     ------------
                     Net Increase in Net Assets Resulting from Operations ...........                $ 41,573,736
                                                                                                     ============
=================================================================================================================

                     See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                     January 31,
                                                                                            ---------------------------
Increase (Decrease) in Net Assets:                                                               1998           1997
=======================================================================================================================
Operations:        Investment income(loss)--net ..........................................  $   (546,845)  $      6,084
                   Realized gain on investments and foreign currency transactions--net ...    57,675,676     52,807,780
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions--net ....................................   (15,555,095)    15,690,009
                                                                                            ------------   ------------
                   Net increase in net assets resulting from operations ..................    41,573,736     68,503,873
                                                                                            ============   ============
=======================================================================================================================
Distributions to   Realized gain on investments--net:
Shareholders         Class A .............................................................    (3,096,223)    (5,337,338)
(Note 1g):           Class B .............................................................   (12,917,948)   (12,797,082)
                     Class C .............................................................      (663,684)    (1,078,464)
                     Class D .............................................................   (45,397,650)   (28,024,409)
                                                                                            ------------   ------------
                   Net decrease in net assets resulting from distributions to shareholders   (62,075,505)   (47,237,293)
                                                                                            ============   ============
=======================================================================================================================
Capital Share      Net decrease in net assets derived from capital
Transactions       share transactions ....................................................   (61,802,479)   (10,906,448)
(Note 4):                                                                                   ------------   ------------
=======================================================================================================================
Net Assets:        Total increase (decrease) in net assets ...............................   (82,304,248)    10,360,132
                   Beginning of year .....................................................   391,122,847    380,762,715
                                                                                            ------------   ------------
                   End of year ...........................................................  $308,818,599   $391,122,847
                                                                                            ============   ============
=======================================================================================================================

                   See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

Financial Highlights

The following per share data and ratios have been derived                                     Class A
from information provided in the financial statements.                   -----------------------------------------------
                                                                                   For the Year Ended January 31,
                                                                         -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1998+     1997+     1996+     1995+     1994
========================================================================================================================
Per Share            Net asset value, beginning of year ...............  $ 17.16   $ 16.26   $ 13.55   $ 16.39   $ 16.29
Operating                                                                -------   -------   -------   -------   -------
Performance:         Investment income--net ...........................      .07       .08       .07       .09       .15
                     Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net ...........     1.99      3.04      4.19     (1.97)     2.18
                                                                         -------   -------   -------   -------   -------
                     Total from investment operations .................     2.06      3.12      4.26     (1.88)     2.33
                                                                         -------   -------   -------   -------   -------
                     Less distributions from realized gain
                     on investments--net ..............................    (3.61)    (2.22)    (1.55)     (.96)    (2.23)
                                                                         -------   -------   -------   -------   -------
                     Net asset value, end of year .....................  $ 15.61   $ 17.16   $ 16.26   $ 13.55   $ 16.39
                                                                         =======   =======   =======   =======   =======
========================================================================================================================
Total Investment     Based on net asset price per share ...............   12.43%    19.99%    31.82%   (11.23%)   15.78%
Return:*                                                                 =======   =======   =======   =======   =======
========================================================================================================================
Ratios to Average    Expenses .........................................     .99%     1.00%     1.07%      .98%      .88%
Net Assets:                                                              =======   =======   =======   =======   =======
                     Investment income--net ...........................     .40%      .46%      .44%      .59%      .95%
                                                                         =======   =======   =======   =======   =======
========================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........  $13,552   $39,605   $34,231   $ 8,665   $10,942
Data:                                                                    =======   =======   =======   =======   =======
                     Portfolio turnover ...............................   17.63%    39.96%    67.38%    45.86%    48.63%
                                                                         =======   =======   =======   =======   =======
                     Average commission rate paid++ ...................  $ .0003   $ .0277       --         --        --
                                                                         =======   =======   =======   =======   =======
========================================================================================================================

                 *   Total investment returns exclude the effects of sales
                     loads.
                 +   Based on average shares outstanding.
                 ++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived                                      Class B
from information provided in the financial statements.                   ---------------------------------------------------
                                                                                      For the Year Ended January 31,
                                                                         ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1998+      1997+     1996+      1995+      1994
============================================================================================================================
Per Share            Net asset value, beginning of year ...........      $ 16.59   $  15.79   $  13.33   $  16.30   $  16.28
Operating                                                                -------   --------   --------   --------   --------
Performance:         Investment loss--net .........................         (.13)      (.10)      (.08)      (.06)      (.01)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ............................         1.92       2.95       4.09      (1.96)      2.17
                                                                         -------   --------   --------   --------   --------
                     Total from investment operations .............         1.79       2.85       4.01      (2.02)      2.16
                                                                         -------   --------   --------   --------   --------
                     Less distributions from realized gain
                     on investments--net ..........................        (3.37)     (2.05)     (1.55)      (.95)     (2.14)
                                                                         -------   --------   --------   --------   --------
                     Net asset value, end of year .................      $ 15.01   $  16.59   $  15.79   $  13.33   $  16.30
                                                                         =======   ========   ========   ========   ========
============================================================================================================================
Total Investment     Based on net asset price per share ...........       11.20%     18.80%     30.43%    (12.22%)    14.60%
Return:*                                                                 =======   ========   ========   ========   ========
============================================================================================================================
Ratios to Average    Expenses .....................................        2.03%      2.06%      2.13%      1.99%      1.91%
Net Assets:                                                              =======   ========   ========   ========   ========
                     Investment loss--net .........................        (.74%)     (.58%)     (.55%)     (.38%)     (.07%)
                                                                         =======   ========   ========   ========   ========
============================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......      $60,646   $104,828   $112,239   $119,186   $396,424
Data:                                                                    =======   ========   ========   ========   ========
                     Portfolio turnover ...........................       17.63%     39.96%     67.38%     45.86%     48.63%
                                                                         =======   ========   ========   ========   ========
                     Average commission rate paid++ ...............      $ .0003   $  .0277         --         --         --
                                                                         =======   ========   ========   ========   ========
============================================================================================================================

                 *   Total investment returns exclude the effects of sales
                     loads.
                 +   Based on average shares outstanding.
                 ++  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

Financial Highlights (continued)

                                                                                         Class C++
                                                                        ----------------------------------------
                                                                                                         For the
                                                                                                         Period
The following per share data and ratios have been derived                                               Oct. 21,
from information provided in the financial statements.                  For the Year Ended January 31,  1994+ to
                                                                        ------------------------------  Jan. 31,
Increase (Decrease) in Net Asset Value:                                    1998      1997      1996       1995
================================================================================================================
Per Share            Net asset value, beginning of period ............   $ 16.47   $ 15.71   $ 13.28    $ 14.08
Operating                                                                -------   -------   -------    -------
Performance:         Investment loss--net ............................      (.11)     (.10)     (.10)      (.04)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ...............................      1.88      2.94      4.08       (.54)
                                                                         -------   -------   -------    -------
                     Total from investment operations ................      1.77      2.84      3.98       (.58)
                                                                         -------   -------   -------    -------
                     Less distributions from realized gain
                     on investments--net .............................     (3.30)    (2.08)    (1.55)      (.22)
                                                                         -------   -------   -------    -------
                     Net asset value, end of period ..................   $ 14.94   $ 16.47   $ 15.71    $ 13.28
                                                                         =======   =======   =======    =======
================================================================================================================
Total Investment     Based on net asset value per share ..............    11.15%    18.80%    30.32%     (4.12%)+++
Return:**                                                                =======   =======   =======    =======
================================================================================================================
Ratios to Average    Expenses ........................................     2.06%     2.07%     2.14%      2.26% *
Net Assets:                                                              =======   =======   =======    =======
                     Investment loss--net ............................     (.68%)    (.61%)    (.67%)     (.87%)*
                                                                         =======   =======   =======    =======
================================================================================================================
Supplemental         Net assets, end of period
Data:                (in thousands) ..................................   $ 2,926   $ 8,430   $ 6,385    $    80
                                                                         =======   =======   =======    =======
                     Portfolio turnover ..............................    17.63%    39.96%    67.38%     45.86%
                                                                         =======   =======   =======    =======
                     Average commission rate paid# ...................   $ .0003   $ .0277        --         --
                                                                         =======   =======   =======    =======
================================================================================================================

                 *   Annualized.
                 **  Total investment returns exclude the effects of sales
                     loads.
                 +   Commencement of operations.
                 ++  Based on average shares outstanding.
                 +++ Aggregate total investment return.
                 #   For fiscal years beginning on or after September 1, 1995,
                     the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                         Class D++
                                                                        -----------------------------------------
                                                                                                          For the
                                                                                                          Period
The following per share data and ratios have been derived                                                Oct. 21,
from information provided in the financial statements.                   For the Year Ended January 31,  1994+ to
                                                                         ------------------------------  Jan. 31,
Increase (Decrease) in Net Asset Value:                                    1998       1997      1996       1995
=================================================================================================================
Per Share            Net asset value, beginning of period .......       $  17.09   $  16.20   $  13.54   $  14.26
Operating                                                               --------   --------   --------   --------
Performance:         Investment income (loss)--net ..............             --#       .04        .03       (.01)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..........................           1.99       3.03       4.18       (.49)
                                                                        --------   --------   --------   --------
                     Total from investment operations ...........           1.99       3.07       4.21       (.50)
                                                                        --------   --------   --------   --------
                     Less distributions from realized gain
                     on investments--net ........................          (3.56)     (2.18)     (1.55)      (.22)
                                                                        --------   --------   --------   --------
                     Net asset value, end of period .............       $  15.52   $  17.09   $  16.20   $  13.54
                                                                        ========   ========   ========   ========
=================================================================================================================
Total Investment     Based on net asset value per share .........         12.07%     19.73%     31.47%     (3.50%)+++
Return:**                                                               ========   ========   ========   ========
=================================================================================================================
Ratios to Average    Expenses ...................................          1.23%      1.25%      1.33%      1.43% *
Net Assets:                                                             ========   ========   ========   ========
                     Investment income (loss)--net ..............          (.01%)      .22%       .22%      (.23%)*
                                                                        ========   ========   ========   ========
=================================================================================================================
Supplemental         Net assets, end of period
Data:                (in thousands) .............................       $231,695   $238,260   $227,908   $156,947
                                                                        ========   ========   ========   ========
                     Portfolio turnover .........................         17.63%     39.96%     67.38%     45.86%
                                                                        ========   ========   ========   ========
                     Average commission rate paid## .............       $  .0003   $  .0277         --         --
                                                                        ========   ========   ========   ========
=================================================================================================================

                 *   Annualized.
                 **  Total investment returns exclude the effects of sales
                     loads.
                 +   Commencement of operations.
                 ++  Based on average shares outstanding.
                 +++ Aggregate total investment return.
                 #   Amount is less than $(.01) per share.
                 ##  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     See Notes to Financial Statements.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is deducted from the basis of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $546,845 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the general partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion, and 0.55% of the average daily net assets exceeding $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                               Account           Distribution
                                           Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class B ................................        0.25%                0.75%
Class C ................................        0.25%                0.75%
Class D ................................        0.25%                  --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund.

The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                 MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A .....................................   $  262        $ 3,201
Class D .....................................   $2,297        $35,927
--------------------------------------------------------------------------------

For the year ended January 31, 1998, MLPF&S also received contingent deferred sales charges of $286,983 and $2,260 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $17,500 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1998 were $57,175,449 and $179,839,410, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                              Realized            Unrealized
                                            Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................   $57,704,895          $ 72,580,704
Short-term investments ...................          (283)                   --
Foreign currency transactions ............       (28,936)                   (9)
                                             -----------          ------------
Total ....................................   $57,675,676          $ 72,580,695
                                             ===========          ============
--------------------------------------------------------------------------------

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $72,580,704, of which $106,344,675 related to appreciated securities and $33,763,971 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $231,915,851.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $61,802,479 and $10,906,448 for the years ended January 31, 1998 and January 31, 1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                        Dollar
Ended January 31, 1998                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................   1,197,905          $ 20,864,302
Shares issued to shareholders
in reinvestment of
distributions ............................     180,489             2,873,039
                                            ----------          ------------
Total issued .............................   1,378,394            23,737,341
Shares redeemed ..........................  (2,817,447)          (50,445,255)
                                            ----------          ------------
Net decrease .............................  (1,439,053)         $(26,707,914)
                                            ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                        Dollar
Ended January 31, 1997                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................   1,845,808          $ 31,115,024
Shares issued to shareholders
in reinvestment of
distributions ............................     305,672             4,989,091
                                            ----------          ------------
Total issued .............................   2,151,480            36,104,115
Shares redeemed ..........................  (1,949,689)          (32,436,435)
                                            ----------          ------------
   Net increase ..........................     201,791          $  3,667,680
                                            ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                        Dollar
Ended January 31, 1998                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..............................     852,979          $ 14,843,653
Shares issued to shareholders
in reinvestment of
distributions ............................     734,764            11,120,083
                                            ----------          ------------
Total issued .............................   1,587,743            25,963,736
Automatic conversion of
shares ...................................    (542,990)           (9,274,818)
Shares redeemed ..........................  (3,322,941)          (57,782,855)
                                            ----------          ------------
Net decrease .............................  (2,278,188)         $(41,093,937)
                                            ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                        Dollar
Ended January 31, 1997                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..............................   1,580,584          $ 26,170,965
Shares issued to shareholders
in reinvestment of
distributions ............................     716,413            11,324,876
                                            ----------          ------------
Total issued .............................   2,296,997            37,495,841
Automatic conversion of
shares ...................................    (510,660)           (8,450,651)
Shares redeemed ..........................  (2,575,080)          (42,132,286)
                                            ----------          ------------
Net decrease .............................    (788,743)         $(13,087,096)
                                            ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                        Dollar
Ended January 31, 1998                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..............................     203,919          $  3,547,005
Shares issued to shareholders
in reinvestment of
distributions ............................      39,199               597,135
                                            ----------          ------------
Total issued .............................     243,118             4,144,140
Shares redeemed ..........................    (559,154)           (9,692,133)
                                            ----------          ------------
Net decrease .............................    (316,036)         $ (5,547,993)
                                            ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                        Dollar
Ended January 31, 1997                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..............................     389,112          $  6,432,736
Shares issued to shareholders
in reinvestment of
distributions ............................      62,177               974,884
                                            ----------          ------------
Total issued .............................     451,289             7,407,620
Shares redeemed ..........................    (345,702)           (5,592,847)
                                            ----------          ------------
Net increase .............................     105,587          $  1,814,773
                                            ==========          ============
--------------------------------------------------------------------------------

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

--------------------------------------------------------------------------------
Class D Shares for the Year                                        Dollar
Ended January 31, 1998                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..............................     265,722          $  4,736,667
Automatic conversion
of shares ................................     525,220             9,274,818
Shares issued to shareholders
in reinvestment of
distributions ............................   2,574,802            39,929,189
                                            ----------          ------------
Total issued .............................   3,365,744            53,940,674
Shares redeemed ..........................  (2,380,236)          (42,393,309)
                                            ----------          ------------
Net increase .............................     985,508          $ 11,547,365
                                            ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                       Dollar
Ended January 31, 1997                        Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................     299,900          $  5,100,435
Automatic conversion
of shares ................................     496,702             8,450,651
Shares issued to shareholders
in reinvestment of
distributions ............................   1,512,537            24,588,964
                                            ----------          ------------
Total issued .............................   2,309,139            38,140,050
Shares redeemed ..........................  (2,438,121)          (41,441,855)
                                            ----------          ------------
Net decrease .............................    (128,982)         $ (3,301,805)
                                            ==========          ============
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Fund For Tomorrow, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Fund For Tomorrow, Inc. as of January 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Fund For Tomorrow, Inc. as of January 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 10, 1998

Merrill Lynch Fund For Tomorrow, Inc.                           January 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Fund For Tomorrow, Inc. during its taxable year ended January 31, 1998.

==================================================================================================
                                        Domestic
                                       Qualifying     Non-Qualifying        Total        Long-Term
Record                    Payable       Ordinary         Ordinary         Ordinary        Capital
Date                       Date          Income           Income           Income          Gains
==================================================================================================
Class A Shares:
==================================================================================================
07/01/97                 07/10/97       $0.016850        $0.081975        $0.098825      $0.298447
--------------------------------------------------------------------------------------------------
12/11/97                 12/19/97       $0.171895        $0.112163        $0.284058      $2.925730
==================================================================================================
Class B Shares:
==================================================================================================
07/01/97                 07/10/97       $0.013828        $0.067275        $0.081103      $0.298447
--------------------------------------------------------------------------------------------------
12/11/97                 12/19/97       $0.041871        $0.027321        $0.069192      $2.925730
==================================================================================================
Class C Shares:
==================================================================================================
07/01/97                 07/10/97       $0.013478        $0.065570        $0.079048      $0.298447
--------------------------------------------------------------------------------------------------
12/11/97                 12/19/97       $0.000205        $0.000133        $0.000338      $2.925730
==================================================================================================
Class D Shares:
==================================================================================================
07/01/97                 07/10/97       $0.016226        $0.078937        $0.095163      $0.298447
--------------------------------------------------------------------------------------------------
12/11/97                 12/19/97       $0.145487        $0.094931        $0.240418      $2.925730
==================================================================================================

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.

Merrill Lynch Fund For Tomorrow                                 January 31, 1998

PORTFOLIO INFORMATION (unaudited)

For the Quarter Ended January 31, 1998

                                              Percent of
Ten Largest Equity Holdings                   Net Assets

Household International, Inc. ...............     4.0%
COMPAQ Computer Corp. .......................     3.9
Merck & Co., Inc. ...........................     3.8
Avon Products, Inc. .........................     3.4
Bristol-Myers Squibb Co. ....................     3.2
International Business Machines Corp. .......     3.2
Sun Microsystems, Inc. ......................     3.1
American Home Products Corp. ................     3.1
Thermo Electron Corp. .......................     2.9
Delta Air Lines, Inc. .......................     2.8

Additions

Gucci Group N.V. (NY Registered Shares)
Networks Associates, Inc.

Deletions

ConAgra Inc.
Living Centers of America, Inc.
National Data Corporation
Petroleo Brasileiro S.A.--Petrobras (Preferred)
Seagate Technology, Inc.
Telecomunicacoes do Rio de Janeiro S.A.--Telerj (Preferred)
Tricon Global Restaurants, Inc.
United Dental Care, Inc.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent P. Dileo, Senior Vice President and
     Portfolio Manager
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10261--1/98

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